SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                          May 15, 1996


                Banc One Credit Card Master Trust
      (Exact name of registrant as specified in its charter)



                             New York
          (State or other jurisdiction of incorporation)



                 0-25636                           31-4148768
           (Commission File Number)      (IRS Employer Identification Number)



c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
Attn: Gary Unser, Westerville, Ohio  43081
(Address of Principal Executive Offices)  (Zip Code)



       Registrant's telephone number, including area code:
                          (614) 248-3465



Item 5.  Other Events

On May 15, 1996, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

          7.15% Class A Asset Backed Certificates, Series 1994-A
          7.35% Class B Asset Backed Certificates, Series 1994-A
          7.55% Class A Asset Backed Certificates, Series 1994-B
          7.75% Class B Asset Backed Certificates, Series 1994-B
          7.80% Class A Asset Backed Certificates, Series 1994-C
          8.00% Class B Asset Backed Certificates, Series 1994-C
          6.15% Class A Asset Backed Certificates, Series 1995-A
          6.30% Class B Asset Backed Certificates, Series 1995-A
          6.30% Class A Asset Backed Certificates, Series 1995-B
          6.45% Class B Asset Backed Certificates, Series 1995-B
          Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1996-1


Exhibit 99-1 of this Form 8-K, being the statements for the monthly period ended April 30, 1996 for each of the above Series (the "Monthly Statements"), were distributed to certificateholders of record of the related Series on or about May 15, 1996. Exhibit 99-2 of this Form 8-K includes the Monthly Servicer's Certificate for each Series.

Item 7.  Exhibits

See page 4 for Exhibit Index.

                           SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANC ONE CREDIT CARD MASTER TRUST



Date:       May 29, 1996      By:      s/ Gary M. Unser

                              Name:         Gary M. Unser
                              Title:        Officer

                              BANK ONE, COLUMBUS, N.A.



EXHIBIT INDEX

Exhibit    Description

99.1 The Monthly Statements and other information reflecting the Trust's Activities for the Monthly Period ending
          April 30, 1996


99.2      Monthly Servicer's Certificates





                IN ACCORDANCE WITH RULE 201 OF REGULATION S-T,
            THESE EXHIBITS 99.1 AND 99.2 ARE BEING FILED IN PAPER
                 PURSUANT TO A TEMPORARY HARDSHIP EXEMPTION